 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     February 4, 2010

FLINT TELECOM GROUP, INC.
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(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 N. Stephanie St., Suite 1411, Henderson, NV 89014
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(Address of Principal Executive Offices)   (Zip Code)

(Former Address: 327 Plaza Real, Suite 319, Boca Raton, FL 33432)

(561) 394-2748
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(Registrant’s Telephone Number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Certain Officers

In order to pursue other interests, effective February 4, 2010, Steve Keaveney resigned as the Chief Financial Officer and as a Director, and Tali Durant resigned as Chief Legal Officer and Corporate Secretary of Flint Telecom Group, Inc. (the “Company”).  Also effective February 4, 2010, John Iacovelli resigned as the Chief Technology Officer and Jose Ferrer resigned as the Vice President of Business Development of the Company.  Vincent Browne, the CEO of the Company, has been appointed to serve as CFO and Corporate Secretary for the foreseeable future.

Additionally, Bill Burbank resigned as the President, Chief Operating Officer and as a Director of the Company, effective February 4, 2010.  In connection with Mr. Burbank’s resignation, the Company entered into a Separation Agreement with Mr. Burbank (the “Separation Agreement”), effective February 5, 2010.  The Separation Agreement provides that Mr. Burbank will be paid an aggregate of approximately $150,000 in cash and $495,000 worth of shares of restricted common stock, consisting of:

•	payment for past wages owed, of approximately $45,785;
•	repayment for various loans made to the Company, in the amount of $100,000;
•	reimbursement for approved expenses in an amount that has yet to be determined;
•	all such cash payments as listed above shall be paid in the future as funds become available;
•
acceleration of 1,500,000 shares of his unvested restricted stock and the grant and issuance of 4,000,000 additional shares of immediately vested restricted common stock, for a total of 5,500,000 shares of restricted common stock.  The closing price of our common stock on February 8, 2010 was $0.09 per share, and therefore the total fair market value of these shares as of February 8, 2010 was $495,000.

The above summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b) Not applicable.

(c)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------
99.1	Separation Agreement by and among Bill Burbank and Flint Telecom Group, Inc. dated February 4, 2010.

                                                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.
By: /s/ Vincent Browne
Date: February 10, 2010	Vincent Browne,
Chief Executive Officer